Exhibit 99.1

EyePoint Pharmaceuticals Announces Amendment to CRG Debt Facility Modifying 2020 and 2021 Revenue Covenants

WATERTOWN, Mass., October 8, 2020 - EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a pharmaceutical company committed to developing and commercializing innovative ophthalmic products, today announced an amendment to its existing debt facility with CRG Servicing LLC (CRG). Under the terms of the amendment, CRG has waived the covenant associated with the Company’s net product revenue of DEXYCU® and YUTIQ® for the twelve-month period ending on December 31, 2020. The parties also agreed to a reduction of the December 31, 2021 net product revenue covenant to $45 million from $80 million based on the promising recovery and return in customer demand for both products following COVID-19-related closures. There were no other material changes made to the term loan agreement with CRG.

“This amendment recognizes the encouraging recovery trends of customer demand and commercial progress as additional U.S. regions re-open for business following COVID-19-related closures,” said George Elston, Chief Financial Officer and Head of Corporate Development of EyePoint Pharmaceuticals. “We appreciate the support of our partners at CRG as we continue to expand the reach of our product portfolio to patients in need.”

“We are happy to support our portfolio companies through the challenges of this year. More importantly, we are pleased with the recent commercial progress, encouraging customer demand trends and future outlook as customer facilities return to normal operations,” said Luke Düster, Partner, CRG.

The Company drew an initial $35 million under the debt facility in February 2019. In April 2019, the Company exercised its option to borrow an additional $15 million under the terms of the loan. Prior to the conclusion of the debt facility’s five-year term, the Company is required to make interest-only payments.

At September 30, 2020 the Company had approximately $28.7 million of cash.

About CRG

CRG is a premier healthcare-focused investment firm with nearly $4 billion of assets under management. The firm seeks to commit between $20.0 to $300.0 million in companies across the healthcare spectrum, including: medical devices, biopharmaceuticals, tools & diagnostics, services and information technology. CRG provides growth capital in the form of long-term debt and equity to support innovative, commercial-stage healthcare companies that address large, unmet medical needs. The firm partners with public and private companies to provide flexible financing solutions and world-class support to achieve exceptional growth objectives with minimal dilution. CRG maintains offices in Boulder, New York and Houston. For more information, please visit www.crglp.com.

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals, Inc. (www.eyepointpharma.com) is a pharmaceutical company committed to developing and commercializing innovative ophthalmic products in indications with high unmet medical need to help improve the lives of patients with serious eye disorders. The Company currently has two commercial products: DEXYCU®, the first approved intraocular product for the treatment of postoperative inflammation, and YUTIQ®, a three-year treatment of chronic non-infectious uveitis affecting the posterior segment of the eye. The Company's pipeline leverages its proprietary bioerodible Durasert® technology for extended intraocular drug delivery including EYP-1901, a potential six-month anti-VEGF therapy initially targeting wet age-related macular degeneration. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts with offices in Basking Ridge, New Jersey. To learn more about the Company, please visit www.eyepointpharma.com and connect on Twitter and LinkedIn.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations regarding the extent to which our business could be adversely impacted by the effects of the COVID-19 coronavirus pandemic, as well as the timing and clinical development of our product candidates, including EYP-1901; and the potential for EYP-1901 as a vital, novel six-month treatment for serious eye diseases, including wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the extent to which COVID-19 impacts our business; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; our ability to market and sell products; the success of current and future license agreements, including our agreement with Equinox Science; termination or breach of current license agreements, including our agreement with Equinox Science; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Contacts

Investors:
Argot Partners

Sam Martin or Joe Rayne

212-600-1902

eyepoint@argotpartners.com

Media:
Thomas Gibson

201-476-0322
tom@tomgibsoncommunications.com